Exhibit 99.1

Isdera Group Limited Announces Entering into a Merger Agreement with UY Scuti Acquisition Corp.

NEW YORK, July 21, 2025 /PRNewswire/ -- Isdera Group Limited, a Cayman Islands company (“Isdera Group” or the “Company”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), announced today that it has entered into an Agreement and Plan of Merger (the “Merger Agreement”) on July 18, 2025 for a business combination with UY Scuti Acquisition Corp. (Nasdaq: UYSC, UYSCR, UYSCU), a special purpose acquisition company incorporated in the Cayman Islands (“UYSC”).

Upon consummation of the transaction contemplated by the Merger Agreement, (i) UYSC will be merged with and into Isdera Inc, a company to be formed in the Cayman Islands as an exempted company and wholly-owned subsidiary of UYSC  (the “SPAC Merger”), and (ii) concurrently with the SPAC Merger, Isdera Technology Limited, a company to be formed in the Cayman Islands as an exempted company and wholly-owned subsidiary of Isdera Inc, will be merged with and into Isdera Group, resulting in Isdera Group being a wholly owned subsidiary of Isdera Inc (the “Business Combination” and the transactions in connection with the Business Combination collectively, the “Transaction”). Upon the closing of the Transaction, the combined company, Isdera Inc expects to be listed on the Nasdaq Capital Market (“Nasdaq”) under a new ticker symbol.

Isdera Group Overview

Isdera Group is an industrial automotive enterprise with global ambitions. Headquartered in China and backed by robust design and research and development (“R&D”) capabilities, the Company entered the ultra-luxury supercar industry by acquiring the iconic German marque ISDERA, known for its legacy of handcrafted performance vehicles. Under the Company’s stewardship, ISDERA is undergoing a strategic transformation intended to revitalize the brand by expanding into both combustion-engine and electric supercar segments, supported by in-house R&D centers. Isdera Group is dedicated to achieving value in the high-growth and high-margin supercar market by leveraging its design capabilities with this heritage-driven brand story.

Key Transaction Terms

Under the terms of the Merger Agreement, UYSC will merge with and into its own wholly owned subsidiary, Isdera Inc, which will become a publicly listed entity and its wholly owned subsidiary, Isdera Technology Limited, shall merge with Isdera Group Limited, with Isdera Group Limited being the surviving company with the end result being Isdera Inc as the publicly listed company on Nasdaq. At the effective time of the Transaction, Isdera Group Limited’s shareholders will receive ordinary shares of Isdera Inc. The shares held by certain Isdera Group Limited shareholders will be subject to lock-up agreements for a period of 180 days following the closing of the Transaction, subject to certain exceptions. Upon closing of the Business Combination, the security holders of UYSC will be entitled to receive ordinary shares of Isdera Inc.

The Transaction, which has been unanimously approved by both UYSC and Isdera Group Limited’s board of directors, is subject to regulatory approvals, the approvals by the shareholders of UYSC and Isdera Group Limited, respectively, as well as the satisfaction of certain other customary closing conditions, including, among others, a registration statement, of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval of the combined company’s listing application by Nasdaq.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the Business Combination. A more detailed description of the Transaction and a copy of the Merger Agreement will be included in a Current Report on Form 8-K to be filed by UYSC with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Torres & Zheng at Law, P.C., JunHe LLP, and Harney Westwood & Riegels are serving as legal advisors to Isdera Group. Becker & Poliakoff P.A., Beijing Dacheng (Shanghai) Law Offices, LLP, and Appleby, are serving as legal advisors to UYSC. Chain Stone Capital Limited is serving as financial advisor to Isdera Group.

About Isdera Group

Isdera Group’s operating subsidiary, Xinghui Automotive Technology (also known as “Isdera”), was founded in 2022 in China. Over the years, Xinghui Automative Technology has developed design and R&D capabilities for luxury automobiles. With strong operational capabilities, the Company leverages advanced technologies such as carbon-fiber composites, electric powertrains, and hybrid systems to design limited-run, bespoke supercars. Through its flagship brand ISDERA, the Company brings together German craftsmanship and modern design and R&D capabilities to deliver exclusive vehicles for international collectors and enthusiasts.

About UY Scuti Acquisition Corp.

UY Scuti Acquisition Corp. is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

Participants in the Solicitation

Isdera Group Limited, UY Scuti Acquisition Corp., and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of UYSC’s ordinary shares in respect of the proposed Transaction. Information about UYSC’s directors and executive officers and their ownership of UYSC’s ordinary shares is currently set forth in UYSC’s prospectus related to its initial public offering dated March 31, 2025, as modified or supplemented by its Annual Report on the Form 10-K for the fiscal year ended March 31, 2025 and any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form S-4 or F-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to the proposed Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of UYSC or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the Transaction, Isdera Inc will file relevant materials with the SEC, including the Registration Statement. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all UYSC shareholders entitled to vote at the special meeting relating to the Transaction. Before making any voting decision, the securities holders of UYSC are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction and the parties to the Transaction.

Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through UYSC through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Jialuan Ma
Chief Executive Officer and Director
UY Scuti Acquisition Corp.
Tel: +(412) 947-0514

Isdera Gr oup Limited
Director
Wenfang Song
Email: franz.song@isdera.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. UYSC’s and Isdera Group Limited’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, UYSC’s and Isdera Group Limited’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of UYSC or Isdera Group Limited and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against UYSC or Isdera Group Limited following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of UYSC or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from China regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Isdera Group Limited or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by Isdera Inc (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by UYSC and Isdera Group Limited. UYSC and Isdera Group Limited caution that the foregoing list of factors is not exclusive. UYSC and Isdera Group Limited caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither UYSC nor Isdera Group Limited undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.